Exhibit 99.1

FOR IMMEDIATE RELEASE

Provident Financial Services, Inc. and Lakeland Bancorp, Inc.

Announce the Receipt of Shareholder Approvals in Connection with Proposed Merger

Iselin and Oak Ridge, New Jersey, February 1, 2023 – Provident Financial Services, Inc. (NYSE: PFS) (“Provident”), the parent company of Provident Bank, and Lakeland Bancorp, Inc. (Nasdaq: LBAI) (“Lakeland”), the parent company of Lakeland Bank, today announced the receipt of their respective stockholder and shareholder approvals in connection with the proposed merger of Lakeland with and into Provident.

The closing of the proposed merger remains subject to regulatory approvals and certain other customary closing conditions.

About Provident Financial Services, Inc.

Provident Financial Services, Inc. is the holding company for Provident Bank, a community-oriented bank offering “commitment you can count on” since 1839. Provident Bank provides a comprehensive array of financial products and services through its network of branches throughout northern and central New Jersey, as well as Bucks, Lehigh and Northampton counties in Pennsylvania and Queens and Nassau counties, New York. The Bank also provides fiduciary and wealth management services through its wholly owned subsidiary, Beacon Trust Company and insurance services through its wholly owned subsidiary, Provident Protection Plus, Inc.

About Lakeland Bancorp, Inc.

Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which had $10.8 billion in total assets at December 31, 2022. With an extensive branch network and commercial lending centers throughout New Jersey and Highland Mills, New York, Lakeland Bank offers business and retail banking products and services. Business services include commercial loans and lines of credit, commercial real estate loans, loans for healthcare services, asset-based lending, equipment financing, small business loans and lines and cash management services. Consumer services include online and mobile banking, home equity loans and lines, mortgage options and wealth management solutions. Lakeland is proud to be recognized as New Jersey’s Best-In State-Bank by Forbes and Statista for the fourth consecutive year, Best Banks to Work For by American Banker, rated a 5-Star Bank by Bauer Financial and named one of New Jersey’s 50 Fastest Growing Companies by NJBIZ.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Provident’s and Lakeland’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward - looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward - looking statements speak only as of the date they are made; Provident and Lakeland do not assume any duty, and do not undertake, to update such forward - looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward - looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Provident and Lakeland. Such statements are based upon the current beliefs and expectations of the management of Provident and Lakeland and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Provident and Lakeland; the outcome of any legal proceedings that may be instituted against Provident or Lakeland; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Provident and Lakeland to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Provident and Lakeland do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Lakeland’s operations and those of Provident; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Provident’s and Lakeland’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Provident’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Provident and Lakeland to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Provident and Lakeland; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Provident, Lakeland and the proposed transaction. These and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident’s and Lakeland’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or Lakeland or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Provident and Lakeland do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Contact:

Provident Financial Services, Inc.

Investor Relations Contact:

Thomas Lyons

SEVP & Chief Financial Officer

(732) 590-9348

Lakeland Bancorp, Inc.

Investor Relations Contacts:

Thomas J. Shara

President & Chief Executive Officer

(973) 697-2000

Thomas F. Splaine

EVP & Chief Financial Officer

(973) 697-2000

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